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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): May 19, 2004



                          U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)


           Nevada                                     76-0364866
(State or other jurisdiction                 (IRS Employer Identification
      of incorporation)                                Number)


  1300 West Sam Houston Parkway South
             Suite 300
          Houston, Texas                                  77042
(Address of principal executive offices)                (Zip Code)


                                 (713) 297-7000
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         U.S. Physical Therapy, Inc. (the "Company") today announced that its Board of Directors (the "Board"), concerning the issue of repricing of stock options pursuant to the Company's 2003 Stock Incentive Plan (the "Plan"), has resolved to deny its Compensation Committee (the "Committee") the flexibility to reprice any options granted pursuant to the Plan. The Board has publicly committed that there will be no repricing of stock options granted pursuant to the Plan and that the Committee will not otherwise avail itself of the powers granted to the Committee pursuant to Section 2.4 of the Plan in any respect. The Company has no history of repricing stock options granted pursuant to any equity compensation or incentive plan and has no intention of repricing stock options in the future.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             U.S. PHYSICAL THERAPY, INC.



Date: May 19, 2004                           By: /s/ Larry McAfee
                                                 ------------------------------
                                                 Name:  Larry McAfee
                                                 Title: Chief Financial Officer